UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 4, 2017
(Date of Report)
December 1, 2017
(Date of earliest event reported)

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number 001-33988
Delaware		26-0405422
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)
1500 Riveredge Parkway, Suite 100 Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (770) 240-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

In accordance with its previously announced plans, Graphic Packaging Holding Company’s wholly-owned operating subsidiary, Graphic Packaging International, Inc., closed its Santa Clara, California coated recycled paperboard mill effective December 1st, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
By:	/s/ Lauren S. Tashma
Name: Lauren S. Tashma Title: Senior Vice President, General Counsel and Secretary
Date: December 4, 2017